                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 29, 2001
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                              MEDIQ Incorporated
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            (Exact name of registrant as specified in its charter)


           Delaware                     1-8147                    51-0219413
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 (State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)


                                One MEDIQ Plaza
                         Pennsauken, New Jersey 08110
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      (Address of principal executive offices)              (Zip Code)

        Registrant's Telephone number, including area code: (856) 662-3200
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                                Not Applicable
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         (Former name or former address, if changed since last report)

Item 3.   Bankruptcy or Receivership

As previously reported, on January 24, 2001, MEDIQ Incorporated, a Delaware corporation ("MEDIQ"), and its wholly-owned subsidiary MEDIQ/PRN Life Support Services, Inc., a Delaware corporation ("PRN"), filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. Since filing the petitions, MEDIQ and PRN have operated as debtors-in-possession under the United States Bankruptcy Code.

By order, dated May 24, 2001 (the "Confirmation Order"), the United States Bankruptcy Court for the District of Delaware confirmed the Third Amended Joint Plan of Reorganization dated May 22, 2001 (the "Plan"). The Confirmation Order was entered on the docket of the United States Bankruptcy Court for the District of Delaware on May 29, 2001. The Plan was proposed jointly by MEDIQ, PRN, MEDIQ Imaging Services, Inc. ("MEDIQ Imaging"), MEDIQ Investment Services, Inc. ("MEDIQ Investment"), MEDIQ Management Services, Inc. ("MEDIQ Management"), Value-Med Products, Inc. ("Value-Med"), American Cardiovascular Imaging Labs, Inc. ("American Cardiovascular"), MEDIQ Diagnostic Centers, Inc. ("MEDIQ Diagnostic"), MEDIQ Diagnostic Centers-I, Inc. ("MEDIQ Diagnostic I"), and MDTC Haddon, Inc. ("MDTC") (collectively, the "Plan Proponent Debtors") under Chapter 11 of the United States Bankruptcy Code. Debtor MEDIQ Mobile X-Ray Services, Inc. is not a proponent of the Plan. Accordingly, the Plan does not in any way affect or address the assets, liabilities, or operations of MEDIQ Mobile X-Ray Services, Inc.

Certain conditions precedent, which are set forth in the Plan, exist to the effectiveness of the Plan. These conditions to effectiveness are described in more detail below. As used in the Plan and the Confirmation Order, the term "Effective Date" means the first business day (a) that is at least eleven days after the Confirmation Date; (b) on which no stay of the Confirmation Order is in effect; and (c) on which all conditions in Article VIII of the Plan have been satisfied or waived in accordance with the Plan. The Effective Date of the Plan will occur no later than June 15, 2001.

Set forth below is a summary of the material terms of the Plan. This summary is qualified in its entirety by reference to the Plan, which is filed as Exhibit
2.1 to this report. Capitalized terms used, but not defined, herein shall have the same meanings as in the Plan.

In summary, the Plan divides claims and interests into the following classes and treats them as shown below:

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Class     Description                  Treatment
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N/A       Administrative Claims        Cash equal to the amount of such Claim
                                       on the later of (i) the Initial
                                       Distribution Date and (ii) the date that
                                       is 10 days after the Allowance Date,
                                       unless such Holder shall have agreed to
                                       different treatment of such Allowed
                                       Claim; provided, however, that Allowed
                                              --------  -------
                                       Administrative Claims representing
                                       obligations incurred in the ordinary
                                       course of business and assumed by the
                                       Plan Proponent Debtors shall be paid or
                                       performed in accordance with the terms
                                       and conditions of the particular
                                       transactions and any agreements relating
                                       thereto.
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N/A       Tax Claims                   At the election of the applicable Plan
                                       Proponent Debtor, in its sole
                                       discretion, either (i) cash equal to the
                                       amount of such Claim on the later of (1)
                                       the Initial Distribution Date and (2)
                                       the date that is 10 days after the
                                       Allowance Date, unless such Holder shall
                                       have agreed to different treatment of
                                       such Allowed Claim, or (ii) in
                                       accordance with Bankruptcy Code (S)
                                       1129(a)(9)(C), deferred
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Class     Description                   Treatment
================================================================================
                                        cash payments over a period not
                                        exceeding six years after the date of
                                        assessment of such claim, of a value, as
                                        of the Effective Date, equal to the
                                        allowed amount of such Allowed Tax
                                        Claim.
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1A        DIP Facility Claims           Pro Rata share of (i) a principal amount
                                        of Tranche A Notes equal to the
                                        aggregate outstanding principal amount
                                        of Advances (as defined in the DIP
                                        Facility) under the DIP Facility, plus
                                        the DIP L.C. Exposure, (ii) cash payment
                                        equal to the amount of all DIP Facility
                                        Claims in respect of accrued and unpaid
                                        interest and all fees, costs, and
                                        expenses and other amounts (other than
                                        principal) payable under the DIP
                                        Facility, and (iii) a specified portion
                                        of the New MEDIQ Preferred Stock. Such
                                        specified portion of the shares of New
                                        MEDIQ Preferred Stock to be distributed
                                        to Holders of DIP Facility Claims shall
                                        be determined by (A) multiplying the
                                        aggregate number of shares of the New
                                        MEDIQ Preferred Stock (650,000) by the
                                        number equal to (B) (i) the aggregate
                                        principal amount of Advances outstanding
                                        under the DIP Facility on the Effective
                                        Date (the "DIP Balance") plus the DIP
                                        L.C. Exposure divided by (ii) the sum of
                                        (a) the DIP Balance plus the DIP L.C.
                                        Exposure plus (b) the aggregate
                                        principal amount outstanding (including
                                        the maximum amount available to be drawn
                                        under outstanding letters of credit), as
                                        of the Effective Date, under the Old
                                        Credit Agreement. The share of such
                                        portion of New MEDIQ Preferred Stock to
                                        be received by each Holder of DIP
                                        Facility Claims shall be determined by
                                        dividing (a) such Holder's share of the
                                        DIP Balance plus such Holder's share of
                                        the DIP L.C. Exposure by (b) the DIP
                                        Balance plus the DIP L.C. Exposure.
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1B        Priority Claims               Cash equal to the amount of such Allowed
                                        Claim on the latest of (i) the Initial
                                        Distribution Date, (ii) the date that is
                                        10 days after the Allowance Date of such
                                        Claim, and (iii) the date when such
                                        Allowed Claim becomes due and payable
                                        according to its terms and conditions.
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2A        Old Credit Agreement          Pro Rata share of (i) Tranche B Notes in
          Claims                        the principal amount of $240 million,
                                        plus (ii) if such Holder is a Revolving
                                        Credit Lender (as defined in the Old
                                        Credit Agreement), the maximum exposure
                                        in respect of Letters of Credit (as
                                        defined in the Old Credit Agreement)
                                        issued under the Old Credit Agreement
                                        and outstanding on the Effective Date,
                                        plus (iii) the maximum exposure in
                                        respect of Letters of Credit available
                                        to be issued under the Exit Credit
                                        Facility, (b) payment in full in cash of
                                        all Old Credit Agreement Claims in
                                        respect of accrued and unpaid non-
                                        default interest and all fees, costs,
                                        and expenses and other amounts (other
                                        than principal) payable under the Old
                                        Credit Agreement, and (iii) a specified
                                        portion the New MEDIQ Preferred Stock.
                                        Such specified portion of the New MEDIQ
                                        Preferred Stock to be distributed to
                                        Holders of Old Credit Agreement Claims
                                        shall be determined by (A) multiplying
                                        the aggregate number of shares of the
                                        New MEDIQ Preferred Stock (650,000) by
                                        the number equal to (B) (i) the
                                        aggregate principal amount outstanding
                                        (including the maximum amount available
                                        to be drawn under outstanding Letters of
                                        Credit, as such term is defined in the
                                        Old Credit Agreement), as of the
                                        Effective Date,
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Class     Description                   Treatment
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                                        under the Old Credit Agreement divided
                                        by (ii) the sum of (a) the DIP Balance
                                        plus the DIP L.C. Exposure plus (b) the
                                        aggregate principal amount outstanding
                                        (including the maximum amount available
                                        to be drawn under outstanding letters of
                                        credit), as of the Effective Date, under
                                        the Old Credit Agreement. The share of
                                        such specified portion of the New MEDIQ
                                        Preferred Stock to be received by each
                                        Holder of Old Credit Agreement Claims
                                        shall be determined by dividing (a) such
                                        Holder's principal amount outstanding
                                        (including the maximum amount available
                                        to be drawn under outstanding letters of
                                        credit) under the Old Credit Agreement
                                        by (b) the aggregate principal amount
                                        outstanding (including the maximum
                                        amount available to be drawn under
                                        outstanding letters of credit) under the
                                        Old Credit Agreement.
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2B        Secured Claims Against a      Each Allowed Class 2B Claim shall be
          Debtor                        Reinstated such that each Allowed Class
                                        2B Claim shall be unimpaired.
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3A, 3B,   Allowed Unsecured Claims      Each Allowed Class 3A, 3B, 3C, 3D, 3E,
3C, 3D,   Against PRN, MEDIQ            3F, 3G, 3H and 3I Claim shall be
3E, 3F,   Imaging, MEDIQ                Reinstated such that each such claim
3G, 3H,   Investment, MEDIQ             shall be unimpaired.
3I        Management, MDTC,
          Value-Med, American
          Cardiovascular, MEDIQ
          Diagnostic, and MEDIQ
          Diagnostic I
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4         Senior Subordinated Notes     Pro Rata share of 350,000 shares of New
          Claims                        MEDIQ Common Stock, which shall
                                        collectively represent, as of the
                                        Effective Date, a 35% fully diluted
                                        equity interest in the common stock of
                                        Reorganized MEDIQ, after taking into
                                        account the interests of the New MEDIQ
                                        Preferred Stock, subject to dilution on
                                        a pari passu basis with all other equity
                                        holders in Reorganized MEDIQ on account
                                        of the management compensation
                                        arrangements to be effectuated pursuant
                                        to the Equity Incentive Plan. In
                                        accordance with the Senior Subordinated
                                        Notes Indenture, any distributions
                                        provided for under the Plan on account
                                        of the Senior Subordinated Notes Claims
                                        shall be made to the Senior Subordinated
                                        Notes Indenture Trustee for further
                                        distribution to the Holders of Senior
                                        Subordinated Notes Claims.
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5A        Allowed Unsecured Claims      On the Effective Date, all outstanding
          Against MEDIQ                 MEDIQ Discount Debentures and MEDIQ
                                        Exchangeable Debentures shall be
                                        cancelled. No distribution of any kind
                                        shall be made on account of any Class 5A
                                        Claims under the Plan, and all such
                                        Claims shall be discharged and
                                        cancelled.
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5B        Allowed Deferred              Payment of $65,000 in cash, which shall
          Compensation Claims of        constitute reimbursement for attorneys'
          Messrs. Braverman,Gleklen,    fees and expenses, and a promissory
          Mathews, and Schloss, Jr.     note of Reorganized PRN in the aggregate
                                        amount of $500,000, which note shall be
                                        payable in 12 equal monthly installments
                                        commencing on the 30/th/ day after the
                                        Effective Date. This promissory note
                                        shall be guaranteed by Reorganized
                                        MEDIQ, Reorganized American
                                        Cardiovascular, and Newco.
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Class     Description                   Treatment
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6         MEDIQ Preferred Stock         On the Effective Date, all outstanding
          Interests                     shares of MEDIQ Preferred Stock shall be
                                        cancelled. No distribution of any kind
                                        shall be made on account of the MEDIQ
                                        Preferred Stock under the Plan.
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7         MEDIQ Common Stock            On the Effective Date, all outstanding
          Interests                     shares of MEDIQ Common Stock shall be
                                        cancelled. No distribution of any kind
                                        shall be made on account of the MEDIQ
                                        Common Stock under the Plan.
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The Plan provides that after the Effective Date, MEDIQ and PRN, as reorganized, shall continue to exist, with separate corporate identities ("Reorganized MEDIQ" and "Reorganized PRN," respectively). American Cardiovascular shall be reorganized ("Reorganized American Cardiovascular") on or after the Effective Date until the effective date of its dissolution in accordance with applicable Pennsylvania state law. Each of the other Plan Proponent Debtors shall be dissolved in accordance with the Delaware General Corporation Law and shall cease to exist as separate corporate entities on or prior to the Effective Date. Any tangible Assets (if any) of the Dissolved Entities shall be used to satisfy any remaining obligations of such Dissolved Entity (if any). Thereafter, any remaining assets of the Dissolved Entities shall be transferred to Reorganized PRN to be administered in accordance with the terms of the Plan. Similarly, on or prior to the Effective Date, any intellectual property of any Dissolved Entity shall be transferred to Reorganized PRN to be administered in accordance with the Plan.

On the Effective Date, Reorganized MEDIQ and Reorganized PRN will amend and restate their respective charters. Reorganized MEDIQ's amended and restated charter shall provide that the number of authorized shares of Common Stock of Reorganized MEDIQ shall be 2,000,000 shares having a par value of $0.01 per share. As of the Effective Date, the respective Boards of Directors of Reorganized MEDIQ and Reorganized PRN shall each initially consist of five individuals, three of whom will be designated by the New Agent on behalf of the lenders under the Exit Credit Facility, one of whom shall be designated by the Reorganized Debtors' management, and one of whom will be designated by the Noteholders Committee's Representative, each of whom has been or will be disclosed to the Bankruptcy Court.

Under the Plan, MEDIQ/PRN Property Management LLC, a new Delaware limited liability company and a wholly-owned subsidiary of Reorganized PRN ("Newco"), shall be established on or before the Effective Date. All of the critical care, life support, and other movable medical equipment and therapeutic support surfaces that are owned by PRN and are rented, or held for rent, to PRN's customers shall be transferred by PRN to Newco as a capital contribution on the Effective Date and, thereafter, on a quarterly basis.


On May 29, 2001, MEDIQ had 1,203,714 shares of common stock, par value $.01 per share (together with any options, warrants, or rights, contractual or otherwise, to acquire shares of such common stock, the "MEDIQ Common Stock") and 8,340,949 shares of Series A preferred stock, 3,146,302 shares of Series B preferred stock and 3,264,438 shares of Series C preferred stock (collectively, the "MEDIQ Preferred Stock") issued and outstanding.

The Plan and Confirmation Order provide that on the Effective Date, the 13% Senior Discount Debentures due 2009 issued by MEDIQ pursuant to the MEDIQ Discount Debentures Indenture, the 7.5% Exchangeable Debentures due 2003 issued by MEDIQ pursuant to the MEDIQ Exchangeable Debentures Indenture, the 11% Senior Subordinated Notes due 2008 issued by PRN pursuant to the Senior Subordinated Notes Indenture, the MEDIQ Common Stock, the MEDIQ Preferred Stock, and any options, warrants, calls, subscriptions, or other similar rights or other agreements or commitments, contractual or otherwise, obligating any of the Plan Proponent Debtors to issue, transfer, or sell any shares of MEDIQ Common Stock or MEDIQ Preferred Stock shall be cancelled and the holders thereof shall have no rights, and such instruments shall evidence no rights, except the right to receive the distributions (if any) to be made to holders of such instruments under the Plan.

On the Effective Date, Reorganized MEDIQ shall issue 650,000 shares of new preferred stock (the "New MEDIQ Preferred Stock"), to be distributed to the Holders of Allowed Class 1A and Class 2A Claims in accordance with the Plan. Also on the Effective Date, Reorganized MEDIQ shall issue 350,000 shares of new common stock (the "New MEDIQ Common Stock") to be distributed to Holders of Allowed Class 4 Claims. The 350,000 shares of New MEDIQ Common Stock issued to the Holders of Allowed Class 4 Claims shall collectively represent, as of the Effective Date, a 35% fully diluted equity interest in the common stock of Reorganized MEDIQ, after taking into account the interests of the New MEDIQ Preferred Stock, subject to dilution on a pari passu basis with all other equity holders in Reorganized MEDIQ on account of the management compensation arrangements to be effectuated pursuant to the Equity Incentive Plan. The Holders of Allowed Class 1A and Class 2A Claims shall, in the aggregate, receive 650,000 shares of New MEDIQ Preferred Stock that collectively shall be convertible into common stock of Reorganized MEDIQ so as to provide Holders of the New MEDIQ Preferred Stock, as of the Effective Date, with a 65% fully diluted interest in the common equity of Reorganized MEDIQ, subject to dilution on a pari passu basis with all other equity holders in Reorganized MEDIQ on account of the management compensation arrangements to be effectuated pursuant to the equity incentive plan. All of the New MEDIQ Common Stock issued to the Holders of Allowed Class 4 Claims and the New MEDIQ Common Stock issuable upon the conversion of the New MEDIQ Preferred Stock shall be subject to a registration rights agreement.

Reorganized PRN, as borrower, shall enter into an Exit Credit Facility effective as of the Effective Date. Reorganized MEDIQ, Reorganized American Cardiovascular, and Newco will be guarantors under the Exit Credit Facility. The aggregate principal amount outstanding on the Effective Date under the Exit Credit Facility shall be (i) $240,000,000 plus (ii) the DIP Balance. In addition, all letters of credit outstanding under either the Old Credit Agreement or the DIP Facility as of the Effective Date shall continue to be outstanding under the Exit Credit Facility. The obligations under the Exit Credit Facility shall be evidenced by Tranche A Senior Secured Notes and Tranche B Senior Secured Notes to be issued pursuant to the Plan. The term of the Exit Credit Facility shall be twenty-four (24) months, although, provided that certain conditions precedent have been satisfied, Reorganized PRN shall have the opportunity to extend the term thereof for a period of up to an additional twenty-four (24) months, in exchange for the payment of certain fees.

The following are conditions precedent to the consummation of the Plan: (a) there has been (i) no Event of Default (as defined in the DIP Facility) that has not been waived by the applicable parties in accordance with the terms thereof and (ii) no acceleration under the DIP Facility; (b) there has been no Agreement Termination Event (as defined in the Lock-Up Agreement) under the Lock-Up Agreement that has not been waived by the applicable parties in accordance with the terms thereof; (c) the Confirmation Order shall have been entered on the docket by the Clerk of the Bankruptcy Court, and shall not have been reversed, stayed, modified, or amended, and as to which the time for filing a notice of appeal, or petition for certiorari, or request for reargument or further review or rehearing shall have expired; (d) the Plan Documents and all other documents provided for under, and necessary to effectuate the (i) terms of and (ii) actions contemplated under, the Plan shall be in form and substance reasonably satisfactory to the Noteholders Committee's Representative, the Agent, and the DIP Agent, and shall have been executed and delivered by the parties thereto, unless such execution or delivery has been waived in writing by the parties benefited by such documents, including, but not limited to, the following documents: (1) the Amended and Restated Certificates of Incorporation of Reorganized MEDIQ, Reorganized PRN and Reorganized American Cardiovascular and the Amended and Restated By-Laws of Reorganized MEDIQ and Reorganized PRN, (2) the Exit Credit Facility, and all instruments, certificates, agreements, and documents contemplated by Section 6.12 of the Plan; (3) the Tranche A Senior Secured Notes, (4) the

Tranche B Senior Secured Notes, (5) the Guarantees and all instruments, certificates, agreements, and documents contemplated by Section 6.12 of the Plan; (6) Newco's limited liability company agreement and certificate of formation; (7) the respective non-competition agreements of Messrs. Regis H. Farrell, Kenneth R. Koester, and Steve Hansen; (8) the voting agreement by and between the initial Holders of the New MEDIQ Common Stock and the New MEDIQ Preferred Stock; (9) the Financial Services Consulting Agreement by and between Reorganized MEDIQ, Reorganized PRN, Reorganized American Cardiovascular and Casas, Benjamin & White; (10) the Bill of Sale and the rental services agreement between Reorganized PRN and Newco; (11) the Registration Rights Agreement, and
(12) the Equity Incentive Plan; (e) the Plan Proponent Debtors shall have satisfied all of their Obligations (as defined in the DIP Facility) under the DIP Facility; (f) the Amended and Restated Certificates of Incorporation of Reorganized MEDIQ, Reorganized PRN, and Reorganized American Cardiovascular shall have been filed with the applicable authority of each entity's jurisdiction of incorporation in accordance with such jurisdiction's corporation laws; (g) the new respective Boards of Directors of Reorganized MEDIQ, Reorganized PRN, and Reorganized American Cardiovascular shall have been appointed; (h) all authorizations, consents, and regulatory approvals required (if any) in connection with the effectiveness of the Plan shall have been obtained; (i) the Certificate of Formation of Newco shall have been duly executed and filed with the Secretary of State of the State of Delaware in accordance with the Delaware Limited Liability Company Act, and the Newco Transferred Assets shall have been transferred by PRN to Newco as a capital contribution; (j) the Plan Proponent Debtors shall have complied with all provisions of Section 12.7 of the Plan; and (k) the Effective Date shall occur no later than June 15, 2001.

As of April 30, 2001, the total assets of MEDIQ and its subsidiaries on a consolidated basis were $303,715,000 and the total liabilities of MEDIQ and its subsidiaries on a consolidated basis were $687,459,000.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

2.1       Third Amended Joint Plan of Reorganization dated May 22, 2001


                                   SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MEDIQ Incorporated


                                   By:  /s/ Kenneth R. Koester
                                        ----------------------------------
                                        Name:  Kenneth R. Koester
                                        Title: Senior Vice President and
                                               Chief Financial Officer

Dated: June 7, 2001

                                 EXHIBIT INDEX

  Exhibit No.                       Document                        Page
  -----------                       --------                        ----

2.1             Third Amended Joint Plan of Reorganization dated
                May 22, 2001                                          9